Table 1
EMERSON AND SUBSIDIARIES
CONSOLIDATED OPERATING RESULTS
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)

	Quarter Ended Dec 31			Percent Change
	2021	2022
Net sales	$3,156	$3,373		7%

Cost of sales	1,741	1,753
Selling, general and administrative expenses	849	1,030
Gain on subordinated interest	(453)	—
Other deductions, net	38	120
Interest expense, net	39	48

Earnings from continuing operations before income taxes	942	422		(55)%
			98
Income taxes	196	98

Earnings from continuing operations	746	324		(57)%

Discontinued operations, net of tax: $84 and $966, respectively	149	2,002

Net earnings	895	2,326

Less: Noncontrolling interests in subsidiaries	(1)	(5)

Net earnings common stockholders	$896	$2,331		160%

Earnings common stockholders
Earnings from continuing operations	$746	$329		(56)%
Discontinued operations	150	2,002
Net earnings common stockholders	$896	$2,331		160%

Diluted average shares outstanding	598.1	586.7

Diluted earnings per share common stockholders
Earnings from continuing operations	$1.25	$0.56		(55)%
Discontinued operations	0.25	3.41
Diluted earnings per common share	$1.50	$3.97		165%

Table 2
EMERSON AND SUBSIDIARIES
SEGMENT SALES AND EARNINGS
(AMOUNTS IN MILLIONS, UNAUDITED)

The following tables show results for the Company's segments on an adjusted segment EBITA basis and are intended to supplement the Company's results of operations, including its segment earnings which are defined as earnings before interest and taxes. The Company defines adjusted segment and total segment EBITA as segment earnings excluding intangibles amortization expense, and restructuring and related expense. Adjusted segment and total segment EBITA, and adjusted segment and total segment EBITA margin are measures used by management and may be useful for investors to evaluate the Company's segments' operational performance.

	Quarter Ended Dec 31		Sales Growth
	2021	2022	Reported	Underlying

Sales
Final Control	$817	$862	6%	10%
Measurement & Analytical	737	749	2%	6%
Discrete Automation	617	618	—%	6%
Safety & Productivity	351	310	(12)%	(10)%
Intelligent Devices	$2,522	$2,539	1%	5%

Control Systems & Software	570	606	6%	10%
AspenTech	82	243	197%	N/A
Software and Control	$652	$849	30%	10%

Eliminations	(18)	(15)
Total	$3,156	$3,373	7%	6%

Table 2 cont.

	Quarter Ended Dec 31		Quarter Ended Dec 31
	2021		2022
	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)
Earnings
Final Control	$122	$153	$158	$184
Margins	14.9%	18.7%	18.4%	21.4%
Measurement & Analytical	170	178	175	181
Margins	23.0%	24.1%	23.4%	24.1%
Discrete Automation	120	130	121	129
Margins	19.4%	21.0%	19.6%	21.0%
Safety & Productivity	65	72	63	69
Margins	18.6%	20.8%	20.4%	22.4%
Intelligent Devices	$477	$533	$517	$563
Margins	18.9%	21.1%	20.4%	22.2%

Control Systems & Software	116	122	107	114
Margins	20.4%	21.4%	17.6%	18.7%
AspenTech	(2)	20	(33)	88
Margins	(2.3)%	24.9%	(13.6)%	36.6%
Software and Control	$114	$142	$74	$202
Margins	17.6%	21.8%	8.7%	23.8%

Corporate items and interest expense, net:
Stock compensation	(34)	(34)	(102)	(102)
Unallocated pension and postretirement costs	26	26	45	45
Corporate and other	(55)	(31)	(64)	(44)
Gain on subordinated interest	453		—
Interest expense, net	(39)		(48)

Pretax Earnings / Adjusted EBITA	$942	$636	$422	$664
Margins	29.8%	20.1%	12.5%	19.7%

Supplemental Total Segment Earnings:
Adjusted Total Segment EBITA		$675		$765
Margins		21.4%		22.7%

Table 2 cont.

	Quarter Ended Dec 31		Quarter Ended Dec 31
	2021		2022
	Amortization of Intangibles[1]	Restructuring and Related Costs[2]	Amortization of Intangibles[1]	Restructuring and Related Costs[2]
Final Control	$24	$7	$22	$4
Measurement & Analytical	6	2	5	1
Discrete Automation	8	2	7	1
Safety & Productivity	6	1	6	—
Intelligent Devices	$44	$12	$40	$6

Control Systems & Software	5	1	6	1
AspenTech	22	—	121	—
Software and Control	$27	$1	$127	$1

Corporate	—	1	—	8
Total	$71	$14	$167	$15

[1] Amortization of intangibles includes $14 and $49 reported in cost of sales for the three months ended December 31, 2021 and 2022, respectively.
[2] Restructuring and related costs includes $8 and $5 reported in cost of sales for the three months ended December 31, 2021 and 2022, respectively.

Table 3

EMERSON AND SUBSIDIARIES
ADJUSTED CORPORATE AND OTHER SUPPLEMENTAL
(AMOUNTS IN MILLIONS, UNAUDITED)

The following table shows the Company's corporate and other expenses on an adjusted basis. The Company's definition of adjusted corporate and other excludes corporate restructuring and related costs, first year purchase accounting related items and transaction fees, and certain gains, losses or impairments. This metric is useful for reconciling from total adjusted segment EBITA to the Company's consolidated adjusted EBITA.

	Quarter Ended Dec 31
Corporate and Other	2021	2022
Corporate and other (GAAP)	$(55)	$(64)
Corporate restructuring and related costs	1	8
Acquisition / divestiture costs	23	—
Russia business exit	—	47
AspenTech Micromine purchase price hedge	—	(35)
Adjusted corporate and other (Non-GAAP)	$(31)	$(44)

Table 4
EMERSON AND SUBSIDIARIES
ADJUSTED EBITA & EPS SUPPLEMENTAL
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)

The following tables, which show results on an adjusted EBITA basis and diluted earnings per share on an adjusted basis, are intended to supplement the Company's results of operations. The Company defines adjusted EBITA as earnings excluding net interest expense, income taxes, intangibles amortization expense, restructuring expense, first year purchase accounting related items and transaction fees, and certain gains, losses or impairments. Adjusted earnings per share excludes intangibles amortization expense, restructuring expense, first year purchase accounting related items and transaction fees, and certain gains, losses or impairments. Adjusted EBITA, adjusted EBITA margin, and adjusted earnings per share are measures used by management and may be useful for investors to evaluate the Company's operational performance.

	Quarter Ended Dec 31
	2021	2022

Pretax earnings	$942	$422
Percent of sales	29.8%	12.5%
Interest expense, net	39	48
Amortization of intangibles	71	167
Restructuring and related costs	14	15
Gain on subordinated interest	(453)	—
Acquisition/divestiture costs	23	—
Russia business exit	—	47
AspenTech Micromine purchase price hedge	—	(35)
Adjusted EBITA	$636	$664
Percent of sales	20.1%	19.7%

	Quarter Ended Dec 31
	2021	2022

GAAP earnings from continuing operations per share	$1.25	$0.56

Amortization of intangibles	0.09	0.15
Restructuring and related costs	0.02	0.02
Gain on subordinated interest	(0.60)	—
Acquisition/divestiture costs	0.03	—
Russia business exit	—	0.08
AspenTech Micromine purchase price hedge	—	(0.03)

Adjusted earnings from continuing operations per share	$0.79	$0.78

AspenTech contribution to adjusted earnings per share		(0.05)

Adjusted earnings per share excluding AspenTech contribution		$0.73

Table 4 cont.

Quarter Ended December 31, 2022
	Pretax Earnings		Income Taxes	Earnings from Cont. Ops.	Non-Controlling Interests	3	Net Earnings Common Stockholders	Diluted Earnings Per Share
As reported (GAAP)	$422		$98	$324	$(5)		$329	$0.56
Amortization of intangibles	167	[1]	38	129	42		87	0.15
Restructuring and related costs	15	[2]	4	11			11	0.02
Russia business exit	47		2	45			45	0.08
AspenTech Micromine purchase price hedge	(35)		(8)	(27)	(12)		(15)	(0.03)
Adjusted (Non-GAAP)	$616		$134	$482	$25		$457	$0.78
Interest expense	48
Adjusted EBITA (Non-GAAP)	$664

[1] Amortization of intangibles includes $49 reported in cost of sales.
[2] Restructuring and related costs includes $5 reported in cost of sales.
[3] Represents the 45 percent non-controlling interest in AspenTech applied to AspenTech's share of each adjustment presented herein and eliminated from Emerson's consolidated results.

Table 5
EMERSON AND SUBSIDIARIES
ASPENTECH CONTRIBUTION TO EMERSON RESULTS SUPPLEMENTAL
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)

The following tables reconcile the financial results of AspenTech reported to its shareholders with the amounts included in Emerson's consolidated financial results. Emerson owns 55 percent of AspenTech, a separately traded public company (NASDAQ: AZPN), and consolidates AspenTech in its financial results. The 45 percent non-controlling interest in AspenTech is removed from Emerson's net earnings common stockholders through the non-controlling interest line item. AspenTech is also one of Emerson's segments and its GAAP segment earnings is reconciled below to its consolidated impact to clarify that certain items are reported outside of its segment earnings within Emerson corporate, including interest income, stock compensation and the Micromine purchase price hedge.

Quarter Ended December 31, 2022
	Pretax Earnings		Income Taxes		Earnings from Cont. Ops.	Non-Controlling Interests	5	Net Earnings Common Stockholders	Diluted Earnings Per Share
Standalone reporting (GAAP)	$(17)	1	$49		$(66)
Interim tax reporting	0		(54)	2	54
Reported in Emerson consolidation (GAAP)	(17)		(5)		(12)	(5)		(7)	$(0.01)
Adjustments:
Amortization of intangibles	121	3	28		93	42		51	0.09
AspenTech Micromine purchase price hedge	(35)	4	(8)		(27)	(12)		(15)	(0.03)
Adjusted (Non-GAAP)	$69		$15		$54	$25		$29	$0.05
Interest income	(4)	4
Stock compensation	23	4
Adjusted Segment EBITA (Non-GAAP)	$88

Reconciliation to Segment EBIT

Pre-tax earnings	$(17)
Interest income	(4)	4
Stock compensation	23	4
Micromine purchase price hedge	(35)	4
Segment EBIT (GAAP)	(33)
Amortization of intangibles	121	3
Adjusted Segment EBITA (Non-GAAP)	$88

[1] Amount reflects AspenTech's pretax earnings for the three months ended December 31, 2022, reported in its standalone quarterly report on Form 10-Q.
2 GAAP income taxes reported by AspenTech differ from the amount reflected in Emerson's consolidated financial statements due to the application of the ASC 740 interim tax rules at the AspenTech entity level in their stand-alone publicly reported financial statements as compared to the amount computed at the Emerson consolidated level.

[3] Amortization of intangibles includes $48 reported in cost of sales.
[4] Reported in Emerson corporate line items.
[5] Represents the 45 percent non-controlling interest in AspenTech applied to each adjustment presented herein and eliminated from Emerson's consolidated results.

Table 6
EMERSON AND SUBSIDIARIES
UNDERLYING SALES GROWTH SUPPLEMENTAL

	Fiscal Year 2022
	Q1	Q2	Q3	Q4	FY
Final Control	2%	8%	7%	9%	7%
Measurement & Analytical	6%	7%	4%	12%	7%
Discrete Automation	12%	9%	3%	15%	10%
Safety & Productivity	17%	6%	6%	—%	7%
Intelligent Devices	8%	7%	5%	10%	8%

Control Systems & Software	1%	7%	3%	16%	7%
AspenTech	N/A	N/A	N/A	N/A	N/A
Software and Control	1%	7%	3%	16%	7%

Total	6%	7%	4%	11%	7%

Reconciliations of Non-GAAP Financial Measures & Other	Table 7
Reconciliations of Non-GAAP measures with the most directly comparable GAAP measure (dollars in millions, except per share amounts). See tables 2 through 5 for additional non-GAAP reconciliations.

Q1 FY23 Underlying Sales Change	Final Control	Measurement & Analytical	Discrete Automation	Safety & Productivity	Intelligent Devices
Reported (GAAP)	6%	2%	—%	(12)%	1%
(Favorable) / Unfavorable FX	4%	4%	6%	2%	4%
(Acquisitions) / Divestitures	—%	—%	—%	—%	—%
Underlying (Non-GAAP)	10%	6%	6%	(10)%	5%

Q1 FY23 Underlying Sales Change	Control Systems & Software	AspenTech	Software and Control	Emerson
Reported (GAAP)	6%	197%	30%	7%
(Favorable) / Unfavorable FX	4%	—%	4%	4%
(Acquisitions) / Divestitures	—%	(197)%	(24)%	(5)%
Underlying (Non-GAAP)	10%	—%	10%	6%

FY22 Underlying Sales Change	Emerson
	Q1	Q2	Q3	Q4	FY
Reported (GAAP)	6%	5%	5%	11%	7%
(Favorable) / Unfavorable FX	1%	2%	4%	5%	3%
(Acquisitions) / Divestitures	(1)%	—%	(5)%	(5)%	(3)%
Underlying (Non-GAAP)	6%	7%	4%	11%	7%

Table 7 cont.

FY22 Underlying Sales Change	Final Control
	Q1	Q2	Q3	Q4	FY
Reported (GAAP)	1%	6%	3%	4%	4%
(Favorable) / Unfavorable FX	1%	2%	4%	5%	3%
(Acquisitions) / Divestitures	—%	—%	—%	—%	—%
Underlying (Non-GAAP)	2%	8%	7%	9%	7%

FY22 Underlying Sales Change	Measurement & Analytical
	Q1	Q2	Q3	Q4	FY
Reported (GAAP)	5%	5%	1%	7%	4%
(Favorable) / Unfavorable FX	1%	2%	3%	5%	3%
(Acquisitions) / Divestitures	—%	—%	—%	—%	—%
Underlying (Non-GAAP)	6%	7%	4%	12%	7%

FY22 Underlying Sales Change	Discrete Automation
	Q1	Q2	Q3	Q4	FY
Reported (GAAP)	11%	6%	(2)%	8%	6%
(Favorable) / Unfavorable FX	1%	3%	5%	7%	4%
(Acquisitions) / Divestitures	—%	—%	—%	—%	—%
Underlying (Non-GAAP)	12%	9%	3%	15%	10%

FY22 Underlying Sales Change	Safety & Productivity
	Q1	Q2	Q3	Q4	FY
Reported (GAAP)	16%	4%	3%	(4)%	5%
(Favorable) / Unfavorable FX	1%	2%	3%	4%	2%
(Acquisitions) / Divestitures	—%	—%	—%	—%	—%
Underlying (Non-GAAP)	17%	6%	6%	—%	7%

FY22 Underlying Sales Change	Intelligent Devices
	Q1	Q2	Q3	Q4	FY
Reported (GAAP)	7%	5%	1%	5%	5%
(Favorable) / Unfavorable FX	1%	2%	4%	5%	3%
(Acquisitions) / Divestitures	—%	—%	—%	—%	—%
Underlying (Non-GAAP)	8%	7%	5%	10%	8%

FY22 Underlying Sales Change	Control Systems & Software
	Q1	Q2	Q3	Q4	FY
Reported (GAAP)	—%	5%	(1)%	10%	3%
(Favorable) / Unfavorable FX	1%	2%	4%	6%	4%
(Acquisitions) / Divestitures	—%	—%	—%	—%	—%
Underlying (Non-GAAP)	1%	7%	3%	16%	7%

Table 7 cont.

FY22 Underlying Sales Change	AspenTech
	Q1	Q2	Q3	Q4	FY
Reported (GAAP)	11%	(1)%	191%	217%	106%
(Favorable) / Unfavorable FX	N/A	N/A	N/A	N/A	N/A
(Acquisitions) / Divestitures	(11)%	1%	(191)%	(217)%	(106)%
Underlying (Non-GAAP)	N/A	N/A	N/A	N/A	N/A

FY22 Underlying Sales Change	Software and Control
	Q1	Q2	Q3	Q4	FY
Reported (GAAP)	1%	4%	23%	34%	16%
(Favorable) / Unfavorable FX	1%	2%	4%	6%	4%
(Acquisitions) / Divestitures	(1)%	1%	(24)%	(24)%	(13)%
Underlying (Non-GAAP)	1%	7%	3%	16%	7%

Final Control Adjusted EBITA	Q1 2022	Q1 2023	Q1 2022	Q1 2023
Business Segment EBIT / EBIT margin (GAAP)	$122	$158	14.9%	18.4%
Amortization of intangibles and restructuring and related costs	31	26	3.8%	3.0%
Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$153	$184	18.7%	21.4%

Measurement & Analytical Adjusted EBITA	Q1 2022	Q1 2023	Q1 2022	Q1 2023
Business Segment EBIT / EBIT margin (GAAP)	$170	$175	23.0%	23.4%
Amortization of intangibles and restructuring and related costs	8	6	1.1%	0.7%
Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$178	$181	24.1%	24.1%

Discrete Automation Adjusted EBITA	Q1 2022	Q1 2023	Q1 2022	Q1 2023
Business Segment EBIT / EBIT margin (GAAP)	$120	$121	19.4%	19.6%
Amortization of intangibles and restructuring and related costs	10	8	1.6%	1.4%
Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$130	$129	21.0%	21.0%

Safety & Productivity Adjusted EBITA	Q1 2022	Q1 2023	Q1 2022	Q1 2023
Business Segment EBIT / EBIT margin (GAAP)	$65	$63	18.6%	20.4%
Amortization of intangibles and restructuring and related costs	7	6	2.2%	2.0%
Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$72	$69	20.8%	22.4%

Table 7 cont.

Intelligent Devices Adjusted EBITA	Q1 2022	Q1 2023	Q1 2022	Q1 2023
Business Segment EBIT / EBIT margin (GAAP)	$477	$517	18.9%	20.4%
Amortization of intangibles and restructuring and related costs	56	46	2.2%	1.8%
Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$533	$563	21.1%	22.2%

Control Systems & Software Adjusted EBITA	Q1 2022	Q1 2023	Q1 2022	Q1 2023
Business Segment EBIT / EBIT margin (GAAP)	$116	$107	20.4%	17.6%
Amortization of intangibles and restructuring and related costs	6	7	1.0%	1.1%
Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$122	$114	21.4%	18.7%

AspenTech Adjusted EBITA	Q1 2022	Q1 2023	Q1 2022	Q1 2023
Business Segment EBIT / EBIT margin (GAAP)	$(2)	$(33)	(2.3)%	(13.6)%
Amortization of intangibles and restructuring and related costs	22	121	27.2%	50.2%
Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$20	$88	24.9%	36.6%

Software and Control Adjusted EBITA	Q1 2022	Q1 2023	Q1 2022	Q1 2023
Business Segment EBIT / EBIT margin (GAAP)	$114	$74	17.6%	8.7%
Amortization of intangibles and restructuring and related costs	28	128	4.2%	15.1%
Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$142	$202	21.8%	23.8%

Total Business Segment Adjusted EBITA Margin	Q1 2022	Q1 2023	Q1 2022	Q1 2023
Pretax earnings / margin (GAAP)	$942	$422	29.8%	12.5%
Corporate items and interest expense, net	(351)	169	(11.1)%	5.0%
Total Business Segment EBIT / margin	591	591	18.7%	17.5%
Amortization of intangibles and restructuring and related costs	84	174	2.7%	5.2%
Adjusted Total Business Segment EBITA / margin (Non-GAAP)	$675	$765	21.4%	22.7%